UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2022

TCW Special Purpose Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40107	85-4391738
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

865 S. Figueroa St., Suite 1800
Los Angeles, CA	90017
(Address of principal executive offices)	(Zip Code)

(213) 244-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	TSPQ.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	TSPQ	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	TSPQ.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 1, 2022, TCW Special Purpose Acquisition Corp. (the “Company”) entered into (1) an amendment to the Letter Agreement, dated March 1, 2021, by and among the Company, TCW Special Purpose Sponsor LLC and certain officers and directors of the Company (the “March 1 Letter Agreement”), (2) an amendment to the Letter Agreement, dated March 15, 2021, by and between the Company and Brian Lee (the “March 15 Letter Agreement”), (3) an amendment to the Letter Agreement, dated June 17, 2021, by and between the Company and David Rye (the “June 17 Letter Agreement” and, together with the March 1 Letter Agreement and the March 15 Letter Agreement, the “Letter Agreements”), as well as (4) an amendment to the Investment Management Trust Agreement, dated March 1, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Investment Management Trust Agreement”), in each case, in order to rectify a typographical error to include inadvertently omitted language concerning the description of the period of time in which the Company has to complete its initial business combination, which error resulted from an inaccuracy in the Company’s Second Amended and Restated Certificate of Incorporation, as described in Item 5.03 of this Current Report on Form 8-K.

The amendments to each of the Letter Agreements, each of which attaches the corrected form of the applicable Letter Agreement, as amended, are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 hereto and are incorporated by reference herein. These exhibits replace and supersede the versions of the March 1 Letter Agreement, March 15 Letter Agreement and June 17 Letter Agreement, respectively, previously filed with the Company’s current reports on Form 8-K on March 4, 2021, March 16, 2021 and June 17, 2021, respectively.

The amendment to the Investment Management Trust Agreement, which attaches the corrected form of the Investment Management Trust Agreement, as amended, is filed as Exhibit 10.4 hereto and is incorporated by reference herein. This exhibit replaces and supersedes the version of the Investment Management Trust Agreement, dated March 1, 2021, previously filed with the Company’s current report on Form 8-K on March 4, 2021.

The foregoing description of the amendments to the Letter Agreements and the Investment Management Trust Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the amendments, which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 hereto, respectively, and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 1, 2022, the Company filed a corrected version of its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware in order to rectify a typographical error to include inadvertently omitted language concerning the description of the period of time in which the Company has to complete its initial business combination. As set forth in the final prospectus filed by the Company in connection with its initial public offering, the Company will redeem 100% of its outstanding shares of Class A common stock if it is unable to complete its initial business combination within 24 months from the closing of such offering (or 27 months from the closing of the offering if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the closing of the initial public offering). The period of time was previously inaccurately described in the Second Amended and Restated Certificate of Incorporation as “24 months from the closing of the initial public offering of the Company (the “Offering”).” The Corrected Certificate of Second Amended and Restated Certificate of Incorporation now correctly includes the previously omitted language to describe the period as “24 months from the closing of the Offering (or 27 months from the closing of the Offering if the Corporation has executed a letter of intent, agreement in principle or definitive agreement for an initial Business Combination within 24 months from the closing of the Offering).”

The Corrected Certificate of Second Amended and Restated Certificate of Incorporation is effective as of March 2, 2021, which is the original filing date of the Second Amended and Restated Certificate of Incorporation.

A copy of the Corrected Certificate of Second Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Corrected Certificate of Second Amended and Restated Certificate of Incorporation of TCW Special Purpose Acquisition Corp., filed with the Secretary of State of the State of Delaware on September 1, 2022

10.1	Amendment to the March 1 Letter Agreement, dated as of September 1, 2022, by and among the Company, TCW Special Purpose Sponsor LLC and the Company’s officers and directors

10.2	Amendment to the March 15 Letter Agreement, dated as of September 1, 2022, by and between the Company and Brian Lee

10.3	Amendment to the June 17 Letter Agreement, dated as of September 1, 2022, by and between the Company and David Rye

10.4	Amendment to Investment Management Trust Agreement, dated as of September 1, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCW Special Purpose Acquisition Corp.

Date: September 1, 2022	By:	/s/ Joseph R. Shaposhnik
	Name:	Joseph R. Shaposhnik
	Title:	Chief Executive Officer

3